UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 31, 2014

XL GROUP
Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	1-10804	98-0665416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

XL House, 8 St. Stephen's Green, Dublin, Ireland	2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  +353 (1) 400-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
XL Group plc (the “Company”) is filing this Current Report on Form 8-K to recast its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 filed on February 26, 2014 (the “2013 Form 10-K”) to reflect changes in the Company's reportable segments. As previously announced, on May 30, 2014, the Company completed the sale of 100% of the common shares of its wholly owned subsidiary XL Life Reinsurance (SAC) Ltd (“XLLR”) to GreyCastle Holdings Ltd. As a result of the transaction, XLLR reinsures the majority of the Company's life reinsurance business via 100% quota share reinsurance. This transaction covers a substantial portion of the Company’s life reinsurance reserves. A summary of the material terms of the quota share reinsurance agreements can be found in the section entitled “Retrocession Agreements” of Item 1.01 of XL Group plc’s Current Report on Form 8-K, filed on May 1, 2014.
Subsequent to this transaction, we no longer consider Life Operations to be a separate operating segment and the results of the run-off life operations previously reported in this segment are reported within "Corporate and Other." Therefore, we determined to recast the reportable segments data disclosed in our consolidated financial statements in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 280, Segment Reporting. Attached as Exhibit 99.1 are the recast consolidated financial statements that include revised notes to the consolidated financial statements to reflect the change in reportable segment structure. Only Note 1 - General and Note 4 - Segment Information have been recast from the previous presentation. The Report of Independent Registered Public Accounting Firm on the consolidated financial statements, which is unchanged from the 2013 Form 10-K, other than the dual date to reflect the recast and reissuance, is also included in Exhibit 99.1.
Similarly, our Business and Management's Discussion and Analysis of Financial Condition and Results of Operations sections of the 2013 Form 10-K have been revised to reflect the Company's new reportable segment structure. The revised presentation is attached as Exhibit 99.2 and Exhibit 99.3, respectively.
The change in reportable segment structure had no impact on the Company's historical consolidated financial position, results of operations or cash flows, as reflected in the recast consolidated financial statements contained in Exhibit 99.1 to this Form 8-K. Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 reflects the new reportable segment structure.
These exhibits do not modify or update disclosures as presented in the 2013 Form 10-K to reflect events or occurrences after the date of the filing of the 2013 Form 10-K, except for matters relating specifically to the recasting of the presentation described above. Therefore, this Form 8-K (including Exhibits 99.1, 99.2 and 99.3 hereto) should be read in conjunction with the 2013 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2013 Form 10-K.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting
99.2	Business Section from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting
99.3
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, revised solely to reflect the change in segment reporting

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2014

XL Group plc (Registrant)
By:	/s/ Kirstin Gould
Name: Kirstin Gould Title: General Counsel and Secretary